EXHIBIT 99a

AFSA May 8, 2003 NYSE: GMT

NYSE: GMT

Highlights Leadership positions in our markets Quality pool of long-lived assets Significant cash flow generation Solid liquidity position Generating significant savings from cost reduction initiatives Company positioned to leverage upside when markets improve

Asset Mix Rail Air Information Technology Specialty Venture Other 47 26 8 12 3 4 Largest lessor of tank cars in North America; 105 year history One of the largest commercial aircraft operating lessors worldwide; 35 year history One of the largest independent IT lessors; 20 year history Owned Assets (On and Off-Balance Sheet) as of 3/31/03 * * * Announced exit or curtailment of activities in these businesses

Credit Ratings S&P Long-term debt: BBB- CP: A-3 Outlook: Stable Moody's Long-term debt: Baa3 CP: Prime-3 Outlook: Negative

Rail Air Technology Specialty Venture by NBV 47 26 8 12 3 Rail 47% Rail GATX's largest, most valuable franchise Effectively managing through down cycle Positioning business for the future Recent fleet activity suggests recovery

Tankcars Covered Hoppers Boxcars/Gondolas Other 9/30/2002 59 24 7 10 GATX Railcar Fleet Union Tank Car GATX Other GE Rail 12/1/1999 34 35 13 18 U.S. Tankcar Market Share Lease Market Other 13% GE Railcar 18% North American Owned Fleet 107,000 Railcars as of 12/31/02 Umler estimate as of 12/31/02 GATX 35% Union Tank Car 34%

GATX Utilization 1987 90.6 1988 93.2 1989 94.7 1990 94.7 1991 92.9 1992 92.2 1993 93 1994 95 1995 94.5 1996 95 1997 96.4 1998 95.6 1999 94.6 2000 92.5 2001 91 2002 91 1Q '03 92 Source: GATX Rail (North American Owned Fleet) % Maintaining asset utilization Improvement to 92% in 1Q'03 Pricing pressure continues Managing through the Cycle - Utilization

1994 1995 1996 1997 1998 1999 2000 2001 2002 Tank Car Backlog 1583 1622 1565 1622 1602 1543 1521 1444 1479 Encouraging Developments Chemical Shipments Chemical shippers account for 35% of revenues at GATX Rail Chemical carloadings increased 2.4% in 2002 and 4% in Q1 '03 Railcar Manufacturing New car orders strengthened 43% in 2002; 2/3 of orders placed in last half of year Industry expects cycle bottomed Reinforced by backlog of unfilled orders more than double previous year GATX-specific Developments Order inquiries up Utilization up in 1Q '03 Pricing pressure continues 1998 1999 2000 2001 2002 63453 55680 30825 19991 6443 63120 43456 28176 14452 9281 69858 36811 26218 11888 14491 Tank Car Backlog 66390 33142 22648 8089 18402 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Rail Focus Capitalize on position in North American market New car additions Fleet acquisitions Strengthen differentiation Services, asset/market knowledge, innovation Enhance efficiency Cost, quality, safety Optimize existing fleet Expand and coordinate European presence Capitalize on economic recovery

Rail Air Technology Specialty Venture by NBV 47 26 8 12 3 Air 26% Air One of the largest commercial aircraft operating lessors/managers worldwide Portfolio well suited for current market conditions Focus on narrowbody aircraft Weighted average age of aircraft portfolio is 5 years Utilization at 99% Geographically diverse customer base Limited new order book 6 new deliveries in 2003; all placed Lease restructuring and pricing pressure will continue

Business: Owned and Managed Owned Aircraft (196) Owned aircraft are a mix of type/class Majority of aircraft held in partnerships High utilization 48 aircraft are 100% owned by GATX 62 aircraft are owned in Pembroke Group Managed Aircraft (105) Management Role: Administer Portfolio Cash Management Accounting & Tax Reporting & Regulatory Filing Management Reporting Monitor Portfolio Monitor Lessee Credit Insurance Regulatory Remarketing

NBV of Owned Aircraft as of 3/31/03 Aircraft Investment by Aircraft Type A320 Family B737 Family B757 MD-80/DC-9 B717 Regionals Fokker Other East 48 35 8 3 2 1 1 2 All chart data net of non-recourse debt NBV of Aircraft on Lease as of 3/31/03 Aircraft by Region Europe South America North America Asia Middle East Africa Australia East 49 13 12 10 14 1 0.5

NBV of Owned Aircraft as of 3/31/03 Excludes Pembroke Group Utilization Aircraft on Ground - Available 2 x A320-200 1 x A321-200 1 x MD-83 AOG - LOI AOG - Available On Lease 0 1.23 98.77 AOG-Available 1.23% On Lease 98.77%

Air Focus Effectively manage renewal calendar and order book Maintain high utilization Expand managed fleet Expand advisory services

Rail Air Information Technology Specialty Venture by NBV 47 26 8 12 3 Information Technology 8% Technology One of the largest independent IT equipment lessors IT equipment leasing with life cycle management Portfolio characterized by diversification across customers and equipment types Focused on financeable credits with high volume IT needs

2000 2001 2002 2003 2004 2005 2006 Hardware 176 148 140 139 134 126 123 Software 97 102 113 125 137 147 150 Source: IDC Black Book, 2001 IT Spending Trends (North America) $273 $250 $253 $264 $271 $273 $273 Although annual IT spending is down and the outlook for growth is modest, this remains a very large market GATX target market estimated to be over $5 billion $ Billions

Data Processing Business Services Banking/Finance Retail Manufacturing Other TECH 21 19 18 9 9 24 PC/Client Server Mid-Range Communications Other Mainframe TECH 40.2 25.8 7.8 24.4 1.8 GATX Equipment Portfolio A broad range of IT equipment Leading Manufacturers such as: IBM HP Dell Portfolio Mix as of 12/31/02 as of 12/31/02 GATX Customer Profile Approximately 850 customers Majors include: ConAgra Foods Southern Company Lowe's Company Top 50 Customers by Industry Sun STK EMC

Near-term Outlook Discretionary technology spending down Focus on volume generation Pursue portfolio acquisitions aggressively Improve operating efficiency Strengthen customer service and relations Long-term Outlook IT solutions drive productivity and profit Economic recovery expected to lead to renewed IT spending cycle Sizeable market opportunity

Financial Profile

1998 1999 2000 2001 2002 Earnings per Share 2.62 3.01 1.37 3.51 0 Excludes significant one-time items and air impairments 3.37 2.23 1.34 $ per Share Income per Share

1998 1999 2000 2001 2002 Cash from Operations plus Portfolio Proceeds 1103 792 1029 1389 1323 Millions Cash Flow from Continuing Operations plus Portfolio Proceeds

2002 Financing Highlights Continued strong cash flow from continuing operations and portfolio proceeds of $1.3 billion Repaid $1.2 billion of maturing debt and invested over $1.2 billion Completed over $1.5 billion of financing in 2002

Financing Plan Actual Result Convertible bond Done - $175 Unsecured bond Done - $250 Bank facility Done - $145 EXIM/ECA financing Done - $524 Total ECA financing at $720 mm Approved Total EXIM financing at $387 mm Approved Aircraft bridge facility Done - $75 Aircraft warehouse facility Done - $142 Secured Rail facility Done - $86 Rail CP conduit securitization Done - $100 Nonrecourse debt issuance Done - $232 2002 Financing Activity

2003 & 2004 Financing Available total liquidity approximately $1 billion at 3/03 EXIM/ECA financing for aircraft ($215 mm) May '03 Bank Facility 2003 Financing Plan ECA financing for aircraft ($185 mm) 2004 Financing Plan

Forecast Forecast $ millions 2003 2004 Committed Investment Volume and Capex 516 306 Short-term Debt Maturities 76 0 Recourse Debt Maturities 637 325 Non-recourse Debt Maturities 205 127 Lease Payments 209 212 Assumed Dividends* 64 64 Cash Outflows 1,708 1,034 Portfolio Proceeds and Cash from Operations 1,055 761 Financings 493 273 Cash Inflows 1,548 1,034 Liquidity - Cash Forecast GATX does not need to arrange any additional financings in 2003 and 2004 to meet commitments as of 5/8/03 * Dividends are declared quarterly at the discretion of the GATX Board of Directors

$ millions 1Q'03 2002 2001 2002 Total assets, excluding cash* $7,281 $7,429 $7,120 $6,805 Reservable assets 1,149 1,245 1,552 1,521 Financial Services investments 2,851 2,901 2,883 2,604 Allowance for losses 97 82 94 95 as % of reservable assets 8.4% 6.6% 6.1% 6.3% Net charge-offs and asset impairments 8 94 188 42 as % of average total investments 0.4% 1.3% 2.7% 0.7% Non-performing investments 164 95 96 78 as % of Financial Services investments 5.7% 3.3% 3.3% 3.0% Credit Statistics ** * includes on and off-balance sheet assets ** annualized

Credit Summary GATX exhibits strong credit characteristics: Stable cash flow and contracted revenue Credit strength of underlying customer base Market leadership in core businesses Liquid/highly marketable asset base Solid liquidity position

Outlook and Objectives Focus on strengths of core franchise businesses Rail: Maintain strong North American position; capitalize on European presence and opportunities Air: Focused on fleet utilization; asset management Technology: Well-positioned for improved IT spending cycle; portfolio acquisitions Improve operating efficiency Portfolio acquisition and management Capitalize on economic recovery and additional growth opportunities

Appendix

*Before cumulative effect of accounting change 1998 1999 2000 2001 2002 Income from Continuing Operations 114.2 126.3 30.8 7.5 29 Income from Continuing Operations Millions * Financial Performance

1998 1999 2000 2001 2002 Investment Volume 1236 1606 1897 1791 1272 Millions Financial Performance Investment Volume

Recourse Debt / (Equity + Loss Reserves) Leverage 2000 2001 2002 2003E GATX 5.5 4.46 5 5.1

2000 2001 2002 2003F 2.7 2.75 2.5 2.44 EBITDAR/Adjusted Interest (a) (a) EBITDAR excludes share of affiliates' earnings. Adjusted interest includes interest on off-balance sheet debt. Adjusted for non-comparable items. Coverage

2003 2004 2005 2006 2007 Thereafter 922.3 649.2 424.2 264 177.8 484.9 Cash Flow Strength $922 million or roughly 74% of 2003 forecasted revenues are contracted Minimum Future Receipts

NYSE: GMT Air Update April, 2003

Business: Owned and Managed Owned Aircraft (196) Owned aircraft are a mix of type/class Majority of aircraft held in partnerships High utilization 48 aircraft are 100% owned by GATX 62 aircraft are owned in Pembroke Group Managed Aircraft (105) Management Role: Administer Portfolio Cash Management Accounting & Tax Reporting & Regulatory Filing Management Reporting Monitor Portfolio Monitor Lessee Credit Insurance Regulatory Remarketing

NBV of Owned Aircraft as of 3/31/03 Aircraft Investment by Aircraft Type Aircraft exposure is primarily in modern narrowbody fleet 100% Stage III compliant Average Age = 9 years Weighted Average Age = 5 years A320 Family B737 Family B757 MD-80/DC-9 B717 Regionals Fokker Other East 48 35 8 3 2 1 1 2 All chart data net of non-recourse debt

Age Distribution (Existing Owned Aircraft) Excludes Pembroke Group as of 3/31/03 Less than 2 Years 2-5 Years 6-10 Years 11-15 Years 16-20 Years >20 Years Total Number of Aircraft 19 34 17 32 29 3 134 $ Net Book Value 784.0 $ 458.3 $ 176.8 $ 261.0 $ 112.3 $ 16.3 $ 1,808.6 $ as % of Existing NBV 41.4% 24.2% 9.3% 13.8% 5.9% 0.9%

Source: Airclaims CASE Database & GATX GATX's Aircraft Investments vs. Aircraft Stored Worldwide

Regional Exposure NBV of Aircraft on Lease as of 3/31/03 Aircraft by Region Geographically diverse Diversified among air carriers (both scheduled and charter) Leases to 64 airlines worldwide Europe South America North America Asia Middle East Africa Australia East 49 13 12 10 14 1 0.5

As of 3/31/03 Top Five U.S. Aircraft Customers

NBV of Owned Aircraft as of 3/31/03 Excludes Pembroke Group Utilization Aircraft on Ground - Available 2 x A320-200 1 x A321-200 1 x MD-83 AOG - LOI AOG - Available On Lease 0 1.23 98.77 AOG-Available 1.23% On Lease 98.77%

Excludes Pembroke Group Remaining Renewal Schedule Aircraft Type 2003 2004 2005 2006 737-200 2 737-300 3 2 737-800 4 3 3 747-300 1 757-200 3 A300-B4-200F 1 A319-100 1 A320-200 1 6 6 ** 13 A321-100 2 A321-200 2 * 3 ERJ-145LR 1 MD-82 1 Dash-8 1 Number A/C 4 17 18 20 NBV (millions) $13.0 206.0 222.6 307.3 * LOI Signed for 1 x A321-200. ** LOI Signed for 2 x A320-200. Renewal Schedule - Number of Aircraft GATX began 2003 with 8 aircraft on the '03 renewal calendar

Order Book

NYSE: GMT